Westwood Holdings Group, Inc. Reports Third Quarter 2022 Results
Strong Performances Delivered Across Multiple Products
Peer Rankings Enhanced by Benchmark-Beating Performances
Integration Planning for Salient Acquisition Remains on Track

Dallas, TX, October 26, 2022 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported third quarter 2022 earnings. Significant items for the quarter include:
▪Proxy solicitation process to move Salient’s mutual funds to our platform is well underway and we continue to expect the Salient acquisition to close later this year.
▪Nearly all of our strategies beat their primary benchmarks, including LargeCap Value, SmidCap, AllCap Value, MidCap Value, High Alpha, Dividend Select, Income Opportunity, Total Return, High Income, Alternative Income and Enhanced Balanced.
▪Quarterly peer rankings benefited from our strong investment performance as High Alpha achieved a top three ranking, MidCap Value scored a top 10th percentile ranking, and LargeCap Value, Alternative Income, Total Return and Enhanced Balanced all posted top quartile rankings.
▪Reflecting the effects of global market downturns on Assets Under Management ("AUM"), we reported revenues totaling $15.4 million vs. the second quarter's $15.6 million and $17.9 million a year ago and a net loss of $1.2 million vs. $0.4 million in the second quarter and net income of $1.9 million in last year's third quarter.
▪Non-GAAP Economic Earnings of $0.8 million compared with the second quarter's $1.6 million and $3.7 million a year ago.
▪Westwood held $74.0 million in cash and short-term investments as of September 30, 2022, consistent with the second quarter of 2022, stockholders' equity totaled $113.5 million as of September 30, 2022 and we continue to have no debt.
▪We declared a cash dividend of $0.15 per common share, payable on January 3, 2023 to stockholders of record on December 2, 2022.
Brian Casey, Westwood’s President and CEO, commented, "Markets worldwide were extremely challenging in the third quarter as central banks continued the path of higher rates in an attempt to curb inflation. Despite this backdrop, I am very pleased to report that the vast majority of our strategies beat their benchmarks for the quarter and our relative performance versus eVestment and Morningstar and similar universes positively reflected the efforts of our investment teams. In addition to compiling strong performances across our suite of products, we also devoted a lot of effort to advance the acquisition of Salient Partners, whose complementary products focused on Energy Infrastructure, Real Estate and Tactical Allocation are expected to be important sources of growth in the years ahead. As part of the final steps in this process we have begun soliciting proxies to move Salient’s five mutual funds to our Ultimus platform and the transaction is anticipated to close by the end of this year."

Revenues were lower than the second quarter and last year's third quarter reflecting lower average AUM mainly attributable to the downdraft affecting global markets.
AUM of $11.5 billion decreased from $12.1 billion at June 30, 2022, primarily due to market depreciation across most asset classes and geographies.
The third quarter net loss of $1.2 million compared to the second quarter's $0.4 million due to lower revenues and higher expenses, primarily employee compensation and benefits. Diluted earnings (loss) per share ("EPS") of $(0.15) compared with $(0.05) for the second quarter. Non-GAAP Economic Earnings of $0.8 million, or $0.10 per share, compared with $1.6 million, or $0.20 per share, in the second quarter.
The third quarter net loss of $1.2 million compared to last year's third quarter net income of $1.9 million due to lower revenues and higher expenses, related to our acquisition of Salient Partners' asset management business. Diluted EPS was $(0.15) compared with $0.24 per share for the third quarter of 2021. Non-GAAP Economic Earnings were $0.8 million, or $0.10 per share, compared with $3.7 million, or $0.47 per share, in the third quarter of 2021.
Economic Earnings and Economic EPS are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.
Westwood will host a conference call to discuss third quarter 2022 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, please register here:
https://register.vevent.com/register/BI6142df3bd66e49e38e120ebd62a20610
After registering, you will be provided with a dial-in number containing a personalized PIN.
Webcast Link: https://edge.media-server.com/mmc/p/2tq66869
ABOUT WESTWOOD HOLDINGS GROUP
Westwood Holdings Group, Inc. is an investment management boutique and wealth management firm. Westwood offers high-conviction equity and outcome-oriented solutions to institutional investors, private wealth clients and financial intermediaries. The firm specializes in the following distinct investment capabilities: U.S. Value Equity, Multi-Asset, and Liquid Alternatives, available through separate accounts, the Westwood Funds® family of mutual funds and other pooled vehicles. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol “WHG.” Based in Dallas, Westwood also maintains offices in Houston.
For more information on Westwood, please visit westwoodgroup.com.
Forward-looking Statements
Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation:
the composition and market value of our AUM; our ability to maintain our fee structure in light of competitive fee pressures; risks associated with actions of activist stockholders; distributions to our common stockholders have included and may in the future include a return of capital; inclusion of foreign company investments in our AUM; regulations adversely affecting the financial services industry; our ability to maintain effective cyber security; litigation risks; our ability to develop and market new investment strategies successfully; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to perform operational tasks; our ability to select and oversee third-party vendors; our dependence on the operations and funds of our subsidiaries; our ability to maintain effective information systems; our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors, which could damage our reputation and result in costly litigation and liability for our clients and us; our stock is thinly traded and may be subject to volatility; our organizational documents contain provisions that may prevent or deter another group from paying a premium over the market price to our stockholders to acquire our stock; competition in the investment management industry; our ability to avoid termination of client agreements and the related investment redemptions; the significant concentration of our revenues in a small number of customers; our relationships with investment consulting firms; the continuing effects of the COVID-19 pandemic; our ability to identify and execute on our strategic initiatives; our ability to declare and pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2021 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

# # # #

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021
REVENUES:
Advisory fees:
Asset-based	$10,474	$10,980	$12,011
Trust fees	5,177	5,365	5,952
Other, net	(245)	(742)	(103)
Total revenues	15,406	15,603	17,860
EXPENSES:
Employee compensation and benefits	9,526	9,133	10,268
Sales and marketing	335	509	292
Westwood mutual funds	615	601	814
Information technology	2,170	1,935	1,937
Professional services	1,660	1,475	726
General and administrative	2,182	2,348	1,779
Total expenses	16,488	16,001	15,816
Net operating income (loss)	(1,082)	(398)	2,044
Realized gains on private investments	—	—	—
Net change in unrealized appreciation (depreciation) on private investments	(249)	(299)	(13)
Net investment income	104	5	131
Other income	206	234	198
Income (loss) before income taxes	(1,021)	(458)	2,360
Income tax provision	154	(80)	481
Net income (loss)	$(1,175)	$(378)	$1,879
Total comprehensive income (loss)	$(1,175)	$(378)	$1,879

Earnings (loss) per share:
Basic	$(0.15)	$(0.05)	$0.24
Diluted	$(0.15)	$(0.05)	$0.24

Weighted average shares outstanding:
Basic	7,794,060	7,944,212	7,887,259
Diluted	7,794,060	7,944,212	7,956,081

Economic Earnings	$800	$1,608	$3,706
Economic EPS	$0.10	$0.20	$0.47

Dividends declared per share	$0.15	$0.15	$2.60

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share and share amounts)
(unaudited)

	Nine Months Ended
	September 30, 2022	September 30, 2021
REVENUES:
Advisory fees:
Asset-based	$33,244	$33,846
Performance-based	—	1,959
Trust fees	16,257	18,233
Other, net	(1,276)	(375)
Total revenues	48,225	53,663
EXPENSES:
Employee compensation and benefits	28,993	32,053
Sales and marketing	1,326	892
Westwood mutual funds	1,812	1,573
Information technology	5,934	6,190
Professional services	4,655	3,471
General and administrative	6,570	5,893
Total expenses	49,290	50,072
Net operating income (loss)	(1,065)	3,591
Realized gains on private investments	—	8,371
Net change in unrealized appreciation (depreciation) on private investments	(511)	(2,124)
Net investment income	93	562
Other income	598	390
Income (loss) before income taxes	(885)	10,790
Income tax expense	618	3,840
Net income (loss)	$(1,503)	$6,950
Total comprehensive income (loss)	$(1,503)	$6,950

Earnings (loss) per share:
Basic	$(0.19)	$0.88
Diluted	$(0.19)	$0.88

Weighted average shares outstanding:
Basic	7,867,555	7,886,359
Diluted	7,867,555	7,933,860

Economic Earnings	$4,302	$12,804
Economic EPS	$0.55	$1.61

Dividends declared per share	$0.45	$2.80

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	September 30, 2022	December 31, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$22,470	$15,206
Accounts receivable	9,290	11,152
Investments, at fair value	51,564	65,024
Prepaid income taxes	569	233
Other current assets	2,647	2,246
Total current assets	86,540	93,861
Investments	4,455	4,455
Noncurrent investments at fair value	4,001	4,513
Goodwill	16,401	16,401
Deferred income taxes	1,097	848
Operating lease right-of-use assets	5,286	4,868
Intangible assets, net	10,693	11,911
Property and equipment, net of accumulated depreciation of $9,096 and $8,637	1,717	2,114
Other long-term assets	797	634
Total long-term assets	44,447	45,744
Total assets	$130,987	$139,605
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$2,876	$2,637
Dividends payable	1,726	1,800
Compensation and benefits payable	5,900	9,530
Operating lease liabilities	1,484	1,409
Income taxes payable	—	466
Total current liabilities	11,986	15,842
Accrued dividends	554	1,133
Noncurrent operating lease liabilities	4,940	4,724
Total long-term liabilities	5,494	5,857
Total liabilities	17,480	21,699
Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 11,058,937 and outstanding 8,410,659 shares at September 30, 2022; issued 10,658,644 and outstanding 8,253,491 shares at December 31, 2021	110	107
Additional paid-in capital	199,594	195,187
Treasury stock, at cost - 2,648,278 shares at September 30, 2022; 2,405,154 shares at December 31, 2021	(85,227)	(81,750)
Retained earnings (accumulated deficit)	(970)	4,362
Total stockholders’ equity	113,507	117,906
Total liabilities and stockholders’ equity	$130,987	$139,605

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(1,503)	$6,950
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	488	571
Amortization of intangible assets	1,218	1,218
Net change in unrealized depreciation on investments	1,822	2,425
Realized gains on private investments	—	(8,371)
Stock-based compensation expense	4,410	4,459
Deferred income taxes	(252)	477
Non-cash lease expense	800	923
Gain on asset disposition	—	(148)
Changes in operating assets and liabilities:
Net sales of trading securities	12,149	11,191
Accounts receivable	1,862	(335)
Other current assets	(562)	(15)
Accounts payable and accrued liabilities	246	1,149
Compensation and benefits payable	(3,622)	(430)
Income taxes payable	(810)	2,191
Other liabilities	(927)	(1,195)
Net cash provided by operating activities	15,319	21,060
CASH FLOWS FROM INVESTING ACTIVITIES:
Sale of investments	—	9,258
Sale of property and equipment	—	501
Purchases of property and equipment	(123)	(114)
Purchases of investments	—	(15)
Net cash (used in) provided by investing activities	(123)	9,630
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchases of treasury stock	(2,851)	(2,164)
Restricted stock returned for payment of taxes	(626)	(884)
Cash dividends	(4,459)	(22,125)
Net cash used in financing activities	(7,936)	(25,173)
Effect of currency rate changes on cash	4	(72)
NET CHANGE IN CASH AND CASH EQUIVALENTS	7,264	5,445
Cash and cash equivalents, beginning of period	15,206	13,016
Cash and cash equivalents, end of period	$22,470	$18,461
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for income taxes	$1,807	$506
Accrued dividends	$2,280	$2,481
Additional operating lease right-of-use assets	$1,217	$—

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
Reconciliation of Net Income (Loss) to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)
As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic Earnings and Economic EPS. We provide these measures in addition to, not as a substitute for, net income (loss) and earnings (loss) per share, which are reported on a GAAP basis. Our management and Board of Directors review Economic Earnings and Economic EPS to evaluate our ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP net income (loss) or earnings (loss) per share, are useful for management and investors when evaluating our underlying operating and financial performance and our available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.
We define Economic Earnings as net income (loss) plus non-cash equity-based compensation expense, amortization of intangible assets and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic Earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. In addition, we do not adjust Economic Earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic EPS represents Economic Earnings divided by diluted weighted average shares outstanding.

	Three Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021
Net income (loss)	$(1,175)	$(378)	$1,879
Stock-based compensation expense	1,509	1,521	1,362
Intangible amortization	407	406	406
Tax benefit from goodwill amortization	59	59	59
Economic Earnings	$800	$1,608	$3,706

Earnings (loss) per share	$(0.15)	$(0.05)	$0.24
Stock-based compensation expense	0.19	0.19	0.17
Intangible amortization	0.05	0.05	0.05
Tax benefit from goodwill amortization	0.01	0.01	0.01
Economic EPS	$0.10	$0.20	$0.47
Diluted weighted average shares	7,794,060	7,944,212	7,956,081

		Nine Months Ended
		September 30, 2022	September 30, 2021
Net income (loss)		$(1,503)	$6,950
Stock-based compensation expense		4,410	4,459
Intangible amortization		1,218	1,218
Tax benefit from goodwill amortization		177	177
Economic Earnings		$4,302	$12,804

Earnings (loss) per share		$(0.19)	$0.88
Stock-based compensation expense		0.57	0.56
Intangible amortization		0.15	0.15
Tax benefit from goodwill amortization		0.02	0.02
Economic EPS		$0.55	$1.61
Diluted weighted average shares		7,867,555	7,933,860